UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20459

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:  May 17, 2022

(Date of earliest event reported)

LTC PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No)

2829 Townsgate Road, Suite 350

Westlake Village, CA 91361

(Address of principal executive offices)

(805) 981-8655

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	LTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01— Entry into a Material Definitive Agreement

On May 17, 2022, LTC Properties, Inc. (“LTC” or the “Company”) entered into a Note Purchase Agreement to issue $75 million aggregate principal amount of 3.66% senior unsecured notes (the “Notes”) in a private placement. The Notes have an average life of approximately 10 years, scheduled principal payments and will mature on May 17, 2033.

The Company expects to use the proceeds of the Notes to pay down its unsecured revolving line of credit under the Company’s existing Third Amended and Restated Credit Agreement (the “Credit Agreement”).

The Note Purchase Agreement contains covenants that conform with the covenants in the Credit Agreement. These covenants are described in the Company’s most recent Annual Report on Form 10-K.

The foregoing description of the Note Purchase Agreement is qualified by reference to the full text of Note Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additionally, the Company amended its existing senior unsecured note agreements to also conform with the covenants in the Credit Agreement. Copies of the amended senior unsecured note agreements are not being filed herewith, but will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2022. Copies of the senior unsecured note agreements, prior to the amendments referenced in this paragraph, have previously been filed as exhibits 10.1, 10.2, and 10.3 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 is incorporated herein by reference.

Item 7.01— Regulation FD Disclosure

On May 18, 2022, the Company issued a press release announcing the private placement of Notes described in Item 1.01 of this Current Report on Form 8-K. The press release is attached hereto as Exhibit 99.1.

Item 9.01 — Financial Statements and Exhibits

10.1	Note Purchase Agreement dated May 17, 2022
99.1	Press Release issued May 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

Dated: May 19, 2022	By:	/s/ WENDY L. SIMPSON
Wendy L. Simpson
Chairman & CEO